UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2015

Health Net, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street, Woodland Hills, California	91367
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 676-6000

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 2, 2015, Health Net, Inc., a Delaware corporation (“Health Net” or the “Company”), and Centene Corporation, a Delaware corporation (“Centene”), issued a joint press release announcing the entry into an Agreement and Plan of Merger, dated as of July 2, 2015 (the “Merger Agreement”), by and among Centene, the Company, Chopin Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Centene, and Chopin Merger Sub II, Inc., a Delaware corporation and a direct wholly owned subsidiary of Centene. In addition, the Company and Centene will hold a conference call and make a simultaneous presentation to investors to discuss the announcement of the Merger Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and the investor presentation is attached hereto as Exhibit 99.2, and each is incorporated herein in its entirety by reference.

In addition, on July 2, 2015 the Company engaged in various communications with its employees, customers and suppliers concerning the proposed merger transaction. Copies of those communications are furnished as exhibits to this report.

The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements with respect to the financial condition, results of operations and business of Centene, Health Net and the combined businesses of Centene and Health Net and certain plans and objectives of Centene and Health Net with respect thereto, including the expected benefits of the proposed merger. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, changes in federal or state laws or regulations, including the Patient Protection and Affordable Care Act and the Health Care Education Affordability Reconciliation Act and any regulations enacted thereunder, provider and state contract changes, the outcome of pending legal or regulatory proceedings, reduction in provider payments by governmental payors, the expiration of Centene’s or Health Net’s Medicare or Medicaid managed care contracts by federal or state governments and tax matters; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions, including the receipt of approval of both Centene’s stockholders and Health Net’s stockholders; the risk that financing for the transaction may not be available on favorable terms; and risks and uncertainties discussed in the reports that Centene and Health Net have filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements reflect Centene’s and Health Net’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene and Health Net in light of their experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors they believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause Centene’s and Health Net’s plans with respect to the proposed merger, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Neither Centene nor Health Net assumes any obligation to update the information contained in this announcement (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in Centene’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its reports on Form 10-Q and Form 8-K as well as in Health Net’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its reports on Form 10-Q and Form 8-K.

Additional Information and Where to Find It

The proposed merger transaction involving Centene and Health Net will be submitted to the respective stockholders of Centene and Health Net for their consideration. In connection with the proposed merger, Centene will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the stockholders of Centene and Health Net to be filed with the SEC, and each will mail the joint proxy statement/prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC. Centene and Health Net urge investors and stockholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov. These documents can also be obtained (when they are available) free of charge from Centene upon written request to the Investor Relations Department, Centene Plaza 7700 Forsyth Blvd. St. Louis, MO 63105, (314) 725-4477 or from Centene’s website, http://www.centene.com/investors/, or from Health Net upon written request to the Investor Relations Department, Health Net, Inc. 21650 Oxnard Street Woodland Hills, CA 91367, (800) 291-6911, or from Health Net’s website, www.healthnet.com/InvestorRelations.

Participants in Solicitation

Centene, Health Net and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Centene and Health Net in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Centene and Health Net in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Centene’s executive officers and directors in its definitive proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on March 16, 2015. You can find information about Health Net’s executive officers and directors in its definitive proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2015. You can obtain free copies of these documents from Centene and Health Net using the contact information above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated July 2, 2015, issued by Centene and Health Net

99.2	Investor Presentation, dated July 2, 2015

99.3	Associate Message and Key Talking Points

99.4	Message to BPaas Directly Impacted Associates, dated July 2, 2015

99.5	Message to Brokers, transmitted on July 2, 2015

99.6	Broker Blog Post, posted on July 2, 2015

99.7	Email Template for Brokers, for transmission on July 2, 2015

99.8	Employer Notification on Business Blog, posted on July 2, 2015

99.9	Provider Communication, issued on July 2, 2015

99.10	TRICARE Provider Communication, issued on July 2, 2015

99.11	Patient-Centered Community Care Provider Communication, issued on July 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH NET, INC.

Dated: July 2, 2015	By:	/s/ Kathleen Waters
		Name:	Kathleen Waters
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release, dated July 2, 2015, issued by Centene and Health Net

99.2	Investor Presentation, dated July 2, 2015

99.3	Associate Message and Key Talking Points

99.4	Message to BPaas Directly Impacted Associates, dated July 2, 2015

99.5	Message to Brokers, transmitted on July 2, 2015

99.6	Broker Blog Post, posted on July 2, 2015

99.7	Email Template for Brokers, for transmission on July 2, 2015

99.8	Employer Notification on Business Blog, posted on July 2, 2015

99.9	Provider Communication, issued on July 2, 2015

99.10	TRICARE Provider Communication, issued on July 2, 2015

99.11	Patient-Centered Community Care Provider Communication, issued on July 2, 2015